UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIEDSHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Actfile number 811-05652

DREYFUS MUNICIPAL INCOME, INC.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number,including area code: (212) 922-6000

Date of fiscal year end:	7/31

Date of reporting period:	3/31/04

FORM N-CSR
Item 1.	Reports to Stockholders.

Dreyfus
Municipal Income, Inc.

Dreyfus Municipal Income, Inc.

Protecting Your Privacy
Our Pledge to You
THE FUND IS COMMITTED TO YOUR PRIVACY. On
this page, you will find the Fund’s policies and practices for collecting, disclosing, and safeguarding “nonpublic personal information,” which may include financial or other customer
information.These policies apply to individuals who purchase Fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the
Fund’s consumer privacy policy, and may be amended at any time.
We’ll keep you informed of changes as required by law.
YOUR ACCOUNT IS PROVIDED IN A SECURE
ENVIRONMENT. The Fund maintains physical, electronic and
procedural safeguards that comply with federal regulations to guard nonpublic personal information. The Fund’s agents and service providers have limited access to customer information based on their role in servicing your account.
THE FUND COLLECTS INFORMATION IN ORDER
TO SERVICE AND ADMINISTER YOUR ACCOUNT.
The Fund collects a variety of nonpublic personal information, which may include:
• Information we receive from you, such as your name, address, and social security number.
• Information about your transactions with us, such as the purchase or sale of Fund shares.
• Information we receive from agents and service providers, such as proxy voting information.
THE FUND DOES NOT SHARE NONPUBLIC
PERSONAL INFORMATION WITH ANYONE, EXCEPT
AS PERMITTED BY LAW.
Thank you for this opportunity to serve you.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Statement of Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
17	Financial Highlights
19	Notes to Financial Statements
25	Officers and Directors

F O R M O R E I N F O R M AT I O N

Back Cover

Dreyfus

Municipal Income, Inc. The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Municipal Income, Inc. covers the six-month period from October 1, 2003, through March 31, 2004. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio manager, Joseph Darcy.

Municipal bonds generally continued to rally during the reporting period, despite heightened market volatility and the onset of a stronger U.S. economy.Although recovering economies historically have given rise to inflationary pressures, which have tended to hinder returns from the more interest-rate-sensitive areas of the tax-exempt bond market, the current cycle has been different to date. Sluggish job growth has helped forestall potential inflationary factors, and a rising supply of municipal bonds has supported their yields compared to comparable taxable bonds, benefiting performance.

Although our analysts and portfolio managers work hard to identify trends that may move the markets, no one can know with complete certainty what lies ahead for the U.S. economy and the municipal bond market.As always, we encourage you to review your investments regularly with your financial advisor, who may be in the best position to suggest ways to position your portfolio for the opportunities and challenges of today’s financial markets.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
April 15, 2004

DISCUSSION OF FUND PERFORMANCE

Joseph Darcy, Portfolio Manager

How did Dreyfus Municipal Income, Inc. perform relative to its benchmark?

For the six-month period ended March 31, 2004, the fund achieved a total return of 5.97% .1 During the same period, the fund provided income dividends of $0.3600 per share, which is equal to a distribution rate of 6.74% .2

Despite heightened market volatility in a recovering U.S. economy, municipal bonds generally ended the reporting period with prices that were little changed from where they began. In this environment, the fund’s returns were derived primarily from current income and the beneficial effects of its leveraging strategy.

What is the fund’s investment approach?

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital from a portfolio that, under normal market conditions, invests at least 80% of the value of its net assets in municipal obligations. Under normal market conditions, the fund invests in municipal obligations which, at the time of purchase, are rated investment-grade or the unrated equivalent as determined by Dreyfus in the case of bonds, and rated in the two highest rating categories or the unrated equivalent as determined by Dreyfus in the case of short-term obligations having, or deemed to have, maturities of less than one year.

We have constructed a portfolio by looking for income opportunities through analysis of each bond’s structure, including paying close attention to a bond’s yield, maturity and early redemption features.

Over time, many of the fund’s relatively higher-yielding bonds mature or are redeemed by their issuers, and we generally attempt to replace those bonds with investments consistent with the fund’s investment policies, albeit with yields that reflect the then-current interest-rate

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

environment.When we believe that an opportunity presents itself, we seek to upgrade the portfolio’s investments with bonds that, in our opinion, have better structural or income characteristics than existing holdings. When such opportunities arise, we usually will look to sell bonds that are close to redemption or maturity.

What other factors influenced the fund’s performance?

When the reporting period began, stronger-than-expected economic growth had already sparked a sharp decline in the prices of U.S. fixed-income securities, causing tax-exempt bonds to suffer one of the worst six-week declines in their history during the summer of 2003. Although the market subsequently remained volatile as investors’ economic expectations changed, municipal bond prices gradually recovered during the reporting period, contributing positively to the fund’s total return. Despite renewed fears of potential inflationary pressures in the recovering economy, bond prices were supported by persistently sluggish job growth and the Federal Reserve Board’s assurances that it could be patient before raising short-term interest rates.

In a market environment characterized by historically low borrowing rates, many states and municipalities redeemed their seasoned bonds on their first available “call” dates and refinanced their debt at lower rates. As a result, a number of the fund’s longstanding holdings were retired early and principal was returned to the fund. Because these bonds could not be replaced with securities offering similar yield levels, proceeds from their redemptions generally were redeployed among securities with what we believed to be attractive yields for the current environment.

When reinvesting the proceeds from redeemed bonds, we generally favored relatively liquid, bonds from issuers rated “single-A” or better. Because yield differences between single-A rated and above and lower-rated bonds were narrower than historical norms for much of the reporting period, it made little sense to us to incur the additional risks that lower-quality securities typically entail. In addition, we continued to emphasize bonds selling at modest premiums to their face values. In our judgment, such securities tend to be less vulnerable to heightened market volatility during periods of investor uncertainty or potentially rising interest rates.

The fund continued to benefit from the effects of low interest rates on its leveraging strategy. Because the fund was able to lock in prevailing low interest rates for some of its auction market preferred shares, it was able to maintain its dividend distribution rate throughout the reporting period despite the early redemption of some of its higher-yielding holdings.

What is the fund’s current strategy?

We have continued to focus on bonds that, in our judgment, provide attractive levels of current, tax-exempt income. Because most of the fund’s existing holdings offer higher yields than newly-issued bonds, the fund has continued to see little trading activity beyond replacing bonds that were redeemed early by their issuers.

April 15, 2004

1 Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share. Past performance is no guarantee of future results. Market price per share, net asset value per share and investment return fluctuate. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2 Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the market price per share at the end of the period.

The Fund 5

STATEMENT OF INVESTMENTS
March 31, 2004 (Unaudited)

	Principal
Long-Term Municipal Investments—141.1%	Amount ($)		Value ($)

Alabama—8.3%
Courtland Industrial Development Board, SWDR
(Champion International Corp. Project)
6.50%, 9/1/2025	2,500,000		2,647,600
Jefferson County, Sewer Revenue, Capital Improvement
5.75%, 2/1/2038 (Insured; FGIC)
(Prerefunded 2/1/2009)	7,500,000	a	8,702,250
The Board of Trustees of the University of Alabama, HR
(University of Alabama at Birmingham)
5.875%, 9/1/2031 (Insured; MBIA)	4,620,000		5,232,704
Alaska—3.6%
Alaska Housing Finance Corp., General Mortgage Revenue
6.05%, 6/1/2039 (Insured; MBIA)	6,845,000		7,197,997
California—10.5%
ABAG Financial Authority For Nonprofit Corporations:
Insured Revenue, COP
(Odd Fellows Home of California) 6%, 8/15/2024	5,000,000		5,300,600
MFHR
(Civic Center Drive Apartments)
5.875%, 9/1/2032 (Insured; FSA)	3,750,000		3,963,900
California Health Facilities Financing Authority, Revenue
(Sutter Health) 6.25%, 8/15/2035	2,500,000		2,838,975
California Statewide Communties Development Authority,
COP (Catholic Healthcare West) 6.50%, 7/1/2020	5,000,000		5,492,400
Golden State Tobacco Securitization Corp., Revenue
(Tobacco Settlement Asset-Backed Bonds)
7.80%, 6/1/2042	3,000,000		3,297,300
Colorado—4.1%
Colorado Springs, HR 6.375%, 12/15/2030	5,725,000		6,200,862
City and County of Denver, Airport Revenue
(Special Facilities-United Airlines Inc. Project)
6.875%, 10/1/2032	2,480,000	b	2,033,600
District of Columbia—1.1%
District of Columbia, Revenue
(Catholic University America Project)
5.625%, 10/1/2029 (Insured; AMBAC)	2,080,000		2,293,970

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

Florida—2.2%
Orange County Health Facilities Authority, Revenue
(Orlando Regional Healthcare System)
6%, 10/1/2026	1,500,000		1,586,115
Pinellas County Housing Finance Authority, SFMR
(Multi-County Program) 6.70%, 2/1/2028	1,570,000		1,617,932
South Lake County Hospital District, Revenue
(South Lake Hospital Inc.) 5.80%, 10/1/2034	1,095,000		1,136,161
Illinois—10.5%
Chicago 6.125%, 1/1/2028 (Insured; FGIC)	4,000,000		4,690,600
Illinois Development Finance Authority, Revenue
(Community Rehabilitation Providers Facilities
Acquisition Program) 8.75%, 3/1/2010	80,000		80,733
Illinois Health Facilities Authority, Revenue:
(Advocate Health Care Network)
6.125%, 11/15/2022	5,800,000		6,465,898
(OSF Healthcare System) 6.25%, 11/15/2029	7,000,000		7,478,590
(Swedish American Hospital)
6.875%, 11/15/2030	2,000,000		2,234,960
Indiana—1.5%
Franklin Township School Building Corp.
(Marion County) First Mortgage
6.125%, 1/15/2022
(Prerefunded 7/15/2010)	2,500,000	a	3,019,250
Kentucky—1.8%
Perry County, SWDR (TJ International Project)
7%, 6/1/2024	3,500,000		3,591,385
Maryland—5.2%
Maryland Economic Development Corp.,
Student Housing Revenue
(University of Maryland, College Park Project)
5.625%, 6/1/2035	2,000,000		2,061,040
Maryland Health and Higher Educational
Facilities Authority, Revenue
(The John Hopkins University Issue)
6%, 7/1/2039 (Prerefunded 7/1/2009)	7,000,000	a	8,269,030

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

Massachusetts—4.4%
Massachusetts Health and Educational
Facilities Authority, Revenue, Healthcare
System (Covenant Health) 6%, 7/1/2031	2,500,000		2,662,550
Massachusetts Industrial Finance Agency, Revenue
(Water Treatment-American Hingham)
6.95%, 12/1/2035	5,640,000		6,007,051
Michigan—7.6%
Hancock Hospital Finance Authority,
Mortgage Revenue (Portgage Health)
5.45%, 8/1/2047 (Insured; MBIA)	2,200,000		2,310,902
Michigan Hospital Finance Authority, HR
(Genesys Health System Obligated Group)
8.125%, 10/1/2021 (Prerefunded 10/1/2005)	7,670,000	a	8,604,206
Michigan Strategic Fund, SWDR
(Genesee Power Station Project)
7.50%, 1/1/2021	4,900,000		4,218,410
Minnesota—1.4%
Minnesota Agricultural and Economic
Development Board, Health Care System Revenue
(Fairview Health Services)
6.375%, 11/15/2029	2,500,000		2,745,925
Mississippi—3.1%
Mississippi Business Finance Corp., PCR
(System Energy Resource Inc. Project)
5.875%, 4/1/2022	6,000,000		6,087,720
Missouri—4.1%
Health and Educational Facilities Authority of the
State of Missouri, Health Facilities Revenue:
(BJC Health System) 5.25%, 5/15/2032	2,500,000		2,619,450
(Saint Anthony’s Medical Center)
6.25%, 12/1/2030	2,500,000		2,682,075
The Industrial Development Authority of the City of
Saint Louis, Senior Lien Revenue (Saint Louis
Convention Center Headquarters Hotel Project)
7.25%, 12/15/2035	2,375,000		2,270,049
Missouri Housing Development Commission,
Mortgage Revenue
(Single Family Homeownersip Loan)
6.30%, 9/1/2025	520,000		554,902

8

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

Nevada—5.0%
Clark County, IDR (Southwest Gas Corp.):
6.50%, 12/1/2033	5,300,000	5,369,748
6.10%, 12/1/2038 (Insured; AMBAC)	4,000,000	4,520,480
New Mexico—1.6%
Farmington, PCR (Public Service Co. San Juan)
6.30%, 12/1/2016	3,000,000	3,148,200
New York—5.5%
Long Island Power Authority,
Electric System Revenue
5%, 9/1/2027	1,500,000	1,531,800
New York City Municipal Water Finance Authority,
Water and Sewer System Revenue
5.125%, 6/15/2034 (Insured; FGIC)	2,500,000	2,623,725
New York City Transitional Finance Authority,
Revenue (Future Tax Secured)
5.25%, 8/1/2019	6,200,000	6,821,178
North Carolina—5.7%
North Carolina Capital Facilities Finance Agency,
Revenue (Duke University Project)
5.25%, 7/1/2042	5,000,000	5,282,350
North Carolina Eastern Municipal Power Agency,
Power System Revenue
5.125%, 1/1/2026	3,680,000	3,702,926
North Carolina Housing Finance Agency
(Home Ownership) 6.25%, 1/1/2029	2,230,000	2,371,917
Ohio—5.0%
Cuyahoga County, Hospital Improvement Revenue
(The Metrohealth System Project)
6.125%, 2/15/2024	5,000,000	5,278,450
Ohio Housing Finance Agency, Residential Mortgage
Revenue 5.75%, 9/1/2030	750,000	782,273
Rickenbacker Port Authority, Capital Funding
Revenue (OASBO Expanded Asset Pooled)
5.375%, 1/1/2032	3,590,000	3,881,293
Oklahoma—1.4%
Oklahoma Development Finance Authority,
Revenue (Saint John Health System)
6%, 2/15/2029	2,500,000	2,742,400

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

Pennsylvania—5.9%
Pennsylvania Economic Development Financing
Authority, RRR (Northampton Generating Project)
6.60%, 1/1/2019	3,500,000		3,550,505
Sayre Health Care Facilities Authority, Revenue
(Guthrie Health) 5.875%, 12/1/2031	7,750,000		8,169,198
South Carolina—6.9%
Medical University, Hospital Facilities Revenue
6%, 7/1/2019 (Prerefunded 7/1/2009)	2,500,000	a	2,941,050
Piedmont Municipal Power Agency,
Electric Revenue:
6.55%, 1/1/2016	880,000		906,752
5.25%, 1/1/2021	3,500,000		3,532,375
Tobacco Settlement Revenue Management Authority,
Tobacco Settlement Asset-Backed Bonds:
6.375%, 5/15/2028	2,900,000		2,782,724
6.375%, 5/15/2030	3,750,000		3,549,563
Texas—9.3%
Gregg County Health Facilities Development Corp.,
HR (Good Shepherd Medical Center Project)
6.375%, 10/1/2025	2,500,000		2,849,000
Harris County Health Facilities Development Corp.,
HR (Memorial Hermann Healthcare)
6.375%, 6/1/2029	3,565,000		4,052,585
Port of Corpus Christi Authority, Nueces County,
General Revenue (Union Pacific)
5.65%, 12/1/2022	4,000,000		4,084,720
Texas, Veterans Housing Assistance Program
6.10%, 6/1/2031	7,000,000		7,560,770
Utah—1.7%
Carbon County, SWDR (Sunnyside Cogeneration)
7.10%, 8/15/2023	2,971,000		2,779,697
Utah Housing Finance Agency,
Single Family Mortgage 6%, 1/1/2031	640,000		646,176
Vermont—1.6%
Vermont Educational and Health Buildings
Financing Agency, Revenue
(Saint Michael’s College Project)
6%, 10/1/2028	1,500,000		1,693,290

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

Vermont (continued)
Vermont Housing Finance Agency,
Single Family Housing
6.40%, 11/1/2030 (Insured; FSA)	1,515,000		1,549,057
Washington—3.8%
Public Utility District Number 1 of Pend Orielle County,
Electric Revenue 6.375%, 1/1/2015	2,000,000		2,103,260
Washington Higher Education Facilities Authority,
Revenue (Whitman College Project)
5.875%, 10/1/2029	5,000,000		5,393,500
West Virginia—6.5%
Braxton County, SWDR
(Weyerhaeuser Co. Project):
6.50%, 4/1/2025	5,000,000		5,176,150
5.80%, 6/1/2027	7,450,000		7,686,835
Wisconsin—3.6%
Badger Tobacco Asset Securitization Corp.,
Tobacco Settlement Asset-Backed Bonds
7%, 6/1/2028	2,500,000		2,536,075
Wisconsin Health and Educational
Facilities Authority, Revenue
(Aurora Health Care, Inc.)
5.60%, 2/15/2029	4,575,000		4,623,632
Wyoming—1.0%
Sweetwater County, SWDR (FMC Corp. Project)
7%, 6/1/2024	2,000,000		2,026,900
U.S. Related—7.2%
Puerto Rico Highway and Transportation Authority,
Transportation Revenue:
8.83%, 7/1/2038 (Insured; MBIA)	4,000,000	c,d	4,276,920
8.83%, 7/1/2038	5,000,000	c,d	5,346,150
Puerto Rico Infrastructure Financing Authority,
Special Tax Revenue, Residual Certificates
8.675%, 7/1/2015	4,000,000	c,d	4,777,880
Total Long-Term Municipal Investments
(cost $261,792,472)			280,848,596

The Fund 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Short-Term Municipal Investments—6.7%	Amount ($)		Value ($)

Alaska—1.0%
Valdez, Marine Terminal Revenue, VRDN
(Exxon Pipeline Co. Project):
1%, Series A	1,000,000	e	1,000,000
1%, Series C	1,100,000	e	1,100,000
Louisiana—1.0%
East Baton Rouge Parish, PCR, VRDN
(Exxon Project):
1.05%	800,000	e	800,000
1.09%	1,200,000	e	1,200,000
New York—1.8%
New York City, VRDN
1.06% (Insured; MBIA)	1,400,000	e	1,400,000
New York City Transitional Finance Authority,
Revenue, VRDN (Future Tax Secured) 1.08%	2,200,000	e	2,200,000
Rhode Island—.8%
Rhode Island Industrial Facilities Corp.,
Marine Terminal Revenue,
VRDN (Exxon Mobil Project) 1%	1,600,000	e	1,600,000
Texas—2.1%
Bell County Health Facilities Development Corp.,
HR, VRDN (Scott and White)
1.12% (Insured; MBIA)	1,100,000	e	1,100,000
Harris County Health Facilities Development Corp.,
Revenue, VRDN (Methodist Hospital) 1.12%	1,900,000	e	1,900,000
Lower Neches Valley Authority, Industrial
Development Corp.,
Exempt Facilities Revenue, VRDN
(Exxon Mobil Project):
1%, Series A	900,000	e	900,000
1%, Series A-2	200,000	e	200,000
Total Short-Term Municipal Investments
(cost $13,400,000)			13,400,000

Total Investments (cost $275,192,472)	147.8%		294,248,596

Cash and Receivables (Net)	2.4%		4,857,582

Preferred Stock, at redemption value	(50.2%)		(100,000,000)

Net Assets applicable to Common Shareholders	100.0%		199,106,178

Summaryof Abbreviations
AMBAC	American Municipal Bond	MBIA	Municipal Bond Investors Assurance
	Assurance Corporation		Insurance Corporation
COP	Certificate of Participation	MFHR	Multi-Family Housing Revenue
FGIC	Financial Guaranty Insurance	PCR	Pollution Control Revenue
	Company	RRR	Resources Recovery Revenue
FSA	Financial Security Assurance	SFMR	Single Family Mortgage Revenue
HR	Hospital Revenue	SWDR	Solid Waste Disposal Revenue
IDR	Industrial Development Revenue	VRDN	Variable Rate Demand Notes

Summaryof Combined Ratings (Unaudited)
Fitch	or Moody’s or	Standard & Poor’sValue (%)

AAA	Aaa	AAA	24.0
AA	Aa	AA	19.1
A	A	A	19.7
BBB	Baa	BBB	28.4
BB	Ba	BB	1.5
CC	Ca	CC	.7
F1	MIG1/P1	SP1/A1	4.2
Not Rated f	Not Rated f	Not Rated f	2.4
			100.0

a	Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
b	Non-income producing security; interest payments in default.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At March 31, 2004, these securities amounted to $14,400,950 or 7.2% of net assets applicable to common shareholders.
d	Inverse Floater Security—the interest rate is subject to change periodically.
e	Securities payable on demand.Variable interest rate—subject to periodic change.
f	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
g	At March 31, 2004, the fund had $87,784,165 or 44.1% of net assets applicable to common shareholders invested in securities whose payment of principal and interest is dependent upon revenues generated from health care projects.
Seenotes to financial statements.

The Fund 13

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2004 (Unaudited)

Cost	Value

Assets ($):
Investments in securities—See Statement of Investments 275,192,472	294,248,596
Cash	71,409
Interest receivable	4,998,146
Prepaid expenses	130,481
299,448,632

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(a)	191,014
Dividend payable to Preferred Shareholders	69,309
Commssions payable	6,348
Accrued expenses	75,783
342,454
Auction Preferred Stock, Series A and B,
par value $.001 per share (4,000 shares
issued and outstanding at $25,000 per
share liquidation preference)-Note 1	100,000,000

Net Assets applicable to Common Shareholders ($)	199,106,178

Composition of Net Assets ($):
Common Stock, par value, $.001 per share
(20,497,705 shares issued and outstanding)	20,498
Paid-in capital	189,712,651
Accumulated undistributed investment income—net	2,009,203
Accumulated net realized gain (loss) on investments	(11,692,298)
Accumulated net unrealized appreciation
(depreciation) on investments	19,056,124

Net assets applicable to Common Shareholders	199,106,178

Shares Outstanding
(110 million shares of $.001 par value Common Stock authorized)	20,497,705
Net Asset Value, per share of Common Stock ($)	9.71

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended March 31, 2004 (Unaudited)

Investment Income ($):
Interest Income	8,370,541
Expenses:
Management fee—Note 3(a)	1,038,487
Commission fees—Note 1	133,330
Shareholders’ reports	27,921
Shareholder servicing costs—Note 3(b)	22,951
Custodian fees—Note 3(b)	9,563
Directors’ fees and expenses—Note 3(c)	8,226
Registration fees	7,969
Professional fees	2,534
Miscellaneous	13,901
Total Expenses	1,264,882
Investment Income—Net	7,105,659

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	249,310
Net unrealized appreciation (depreciation) on investments	4,761,470
Net Realized and Unrealized Gain (Loss) on Investments	5,010,780
Dividends on Preferred Stock	(627,232)
Net Increase in Net Assets Resulting from Operations	11,489,207

See notes to financial statements.

The Fund 15

STATEMENT OF CHANGES IN NETASSETS

	Six Months Ended
	March 31, 2004	Year Ended
	(Unaudited)	September 30, 2003

Operations ($):
Investment income—net	7,105,659	14,764,663
Net realized gain (loss) on investments	249,310	(3,307,865)
Net unrealized appreciation
(depreciation) on investments	4,761,470	(1,668,884)
Dividends on Preferred Stock	(627,232)	(1,391,588)
Net Increase (Decrease) in Net Assets
Resulting from Operations	11,489,207	8,396,326

Dividends to Common Shareholders from ($):
Investment income—net	(7,366,493)	(13,870,604)

Capital Stock Transactions ($):
Dividends reinvested	593,126	503,937
Total Increase (Decrease) in Net Assets	4,715,840	(4,970,341)

Net Assets ($):
Beginning of Period	194,390,338	199,360,679
End of Period	199,106,178	194,390,338
Undistributed investment income—net	2,009,203	2,835,379

Capital Share Transactions (Shares):
Increase in Shares Outstanding as a
Result of Dividends Reinvested	61,408	53,370

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and dis-tributions.These figures have been derived from the fund’s financial statements, and with respect to common stock, market price data for the fund’s common shares.

Six MonthsEnded
March31, 2004					YearEnded September30,

	(Unaudited)		2003		2002	a	2001		2000		1999

Per Share Data ($):
Net asset value,
beginning of period	9.51		9.78		9.66		8.82		8.90		9.71
Investment Operations:
Investment income—net	.35	b	.72	b	.76	b	.74		.74		.53
Net realized and unrealized
gain (loss) on investments	.24		(.24)		.00	c	.79		(.08)		(.73)
Dividends on Preferred Stock
from investment income—net	(.03)		(.07)		(.08)		(.16)		(.20)		(.01)
Total from
Investment Operations	.56		.41		.68		1.37		.46		(.21)
Distributions to
Common Shareholders:
Dividends from investment
income—net	(.36)		(.68)		(.56)		(.53)		(.53)		(.54)
Capital Stock transaction—net
effect of Preferred
Stock offering	—		—		—		.00	c	(.01)		(.06)
Net asset value, end of period	9.71		9.51		9.78		9.66		8.82		8.90
Market value, end of period	10.69		9.69		9.60		8.71		7 7	/8	75	/8

Total Return (%) d	14.49	e	8.48		17.28		17.55		10.71		(16.35)

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

Six MonthsEnded
March31, 2004					Year EndedSeptember30,

	(Unaudited)		2003		2002	a	2001		2000 1999

Ratios/Supplemental Data (%):
Ratio of expenses to average
net assets applicable
to Common Stock	1.29f,g,h		1.33	g,h	1.33	g,h	1.39	g,h	1.48	g,h
.85 g,h
Ratio of net investment
income to average
net assets applicable
to Common Stock	7.22f,g,h		7.60	g,h	7.93	g,h	7.97	g,h	8.64	g,h
5.72 g,h
Portfolio Turnover Rate	2.36	e	9.88		5.32		15.27		22.47 35.55
Asset coverage of
Preferred Stock,
end of period	299		294		299		297		280 281

Net Assets, net of Preferred
stock, end of period
($ x 1,000)	199,106 194,390199,361196,952179,792181,315

Preferred Stock outstanding,
end of period ($ x 1,000) 100,000 100,000 100,000 100,000 100,000 100,000
a As required, effective October 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting
Guide for Investment Companies and began amortizing discount or premium on a scientific basis, for debt securities on a daily basis.The effect of this change for the period ended September 30, 2002 was to increase net investment income per share and decrease net realized and realized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets by less than .01%. Per share data and ratios/supplemental data prior to October 1, 2001 have not been restated to reflect this change in presentation.
b Based on average shares outstanding at each month end.
c Amount represents less than $.01 per share.
d Calculated based on market value.
e Not annualized.
f Annualized.
g Does not reflect the effect of dividends to Preferred Stockholders.
h The ratio of expenses to total average net assets, inclusive of the outstanding auction preferred stock, and the ratio of net investment income to total average net assets were .85% and 4.79%, respectively, for the six months ended
March 31, 2004, .88% and 5.02%, respectively, for the year ended September 30, 2003, .87% and 5.23%, respectively, for the year ended September 30, 2002, .91% and 5.21%, respectively, for the year ended September
30, 2001, .94% and 5.49%, respectively, for the year ended September 30, 2000 and .84% and 5.63%,

NOTES TO FINANCIAL STATEMENTS (Unaudited)

     respectively, for the year ended September 30, 1999. See notes to financial statements.

NOTE 1—Significant Accounting Policies:

Dreyfus Municipal Income, Inc. (the zfund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified closed-end management investment company. The fund’s investment objective is to maximize current income exempt from federal income tax to the extent consistent with the preservation of cap-ital.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).The fund’s Common Stock trades on the American Stock Exchange under the ticker symbol DMF.

The fund has outstanding 2,000 shares of Series A and 2,000 shares of Series B Auction Preferred Stock (“APS”), with a liquidation preference of $25,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation). APS dividend rates are determined pursuant to periodic auctions. Deutsche Bank Trust Company America, as Auction Agent, receives a fee from the fund for its services in connection with such auctions.The fund also compensates broker-dealers generally at an annual rate of .25% of the purchase price of the shares of APS placed by the broker-dealer in an auction.

The fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of APS at liquidation value.

The holders of the APS, voting as a separate class, have the right to elect at least two directors. The holders of the APS will vote as a separate class on certain other matters, as required by law.The fund has

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

designated Whitney I. Gerard and George L. Perry to represent holders of APS on the fund’s Board of Directors.

The fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in municipal debt securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued daily by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

(c) Dividends to shareholders of Common Stock (“Common Shareholder(s)”): Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.

For Common Shareholders who elect to receive their distributions in additional shares of the fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) based on the record date’s respective prices. If the net asset value per share on the record date is lower than the market price per share, shares will be issued by the fund at the record date’s net asset value on the payable date of the distribution. If the net asset value per share is less than 95% of the market value, shares will be issued by the fund at 95% of the market value. If the market price is lower than the net asset value per share on the record date, Mellon will purchase fund shares in the open market commencing on the payable date and reinvest those shares accordingly. As a result of purchasing fund shares in the open market, fund shares outstanding will not be affected by this form of reinvestment.

On March 31, 2004, the Board of Directors declared a cash dividend of $.06 per share from investment income-net, payable on April 29, 2004 to Common Shareholders of record as of the close of business on April 15, 2004.

(d) Dividends to shareholders of APS: For APS, dividends are currently reset every 7 days for Series A. The dividend rate for Series B

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

will be in effect until February 17, 2005.The dividend rates in effect at March 31, 2004 were as follows: Series A .94% and Series B 1.58% .

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $8,542,403 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 2003. If not applied, $4,999,899 of the carryover expires in fiscal 2004, $1,148,413 expires in fiscal 2008, $619,742 expires in fiscal 2009, $1,413,550 expires in fiscal 2010 and $360,799 expires in fiscal 2011.

The tax character of distributions paid to shareholders during the fiscal years ended September 30, 2003 was all tax exempt income. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended March 31, 2004, the fund did not borrow under the line of credit.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .70 of 1% of the value of the fund’s average daily net assets, inclusive of the outstanding auction preferred stock, and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, interest on borrowings, brokerage fees and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the fund, the fund may deduct from payments to be made to the Manager, or the Manager will bear, the amount of such excess to the extent required by state law. During the period ended March 31, 2004, there was no expense reimbursement pursuant to the Agreement.

The components of Due to The Dreyfus Corporation and affiliates consists of: management fees $178,205, custodian fees $3,434 and transfer agency per account fees $9,375.

(b) The fund compensates Mellon under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2004, the fund was charged $18,797 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended March 31, 2004, the fund was charged $9,563 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2004, amounted to $6,637,968 and $17,152,320, respectively.

At March 31, 2004, accumulated net unrealized appreciation on investments was $19,056,124, consisting of $20,995,622 gross unrealized appreciation and $1,939,498 gross unrealized depreciation.

At March 31, 2004, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 5—Legal Matters:

Two class actions have been filed against Mellon Financial and Mellon Bank, N.A., and Dreyfus and Founders Asset Management LLC (the “Investment Advisers”), and the directors of all or substantially all of the Dreyfus funds, alleging that the Investment Advisers improperly used assets of the Dreyfus funds, in the form of directed brokerage commissions and 12b-1 fees, to pay brokers to promote sales of Dreyfus funds, and that the use of fund assets to make these payments was not properly disclosed to investors.The complaints further allege that the directors breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law.The complaints seek unspecified compensatory and punitive damages, rescission of the funds’ contracts with the Investment Advisers, an accounting of all fees paid, and an award of attorneys’ fees and litigation expenses. Dreyfus and the Dreyfus funds believe the allegations to be totally without merit and will defend the actions vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse affect on the Dreyfus funds or Dreyfus’ ability to perform its contracts with the Dreyfus funds.

OFFICERS AND DIRECTORS

Dreyfus Municipal Income, Inc.

200 Park Avenue

New York, NY 10166

Directors	Portfolio Managers (continued)

Joseph S. DiMartino, Chairman	Colleen A. Meehan
Clifford L. Alexander, Jr.	W. Michael Petty
Lucy Wilson Benson	Scott Sprauer
David W. Burke	Bill Vasiliou
Whitney I. Gerard*	James Welch
Arthur A. Hartman	Monica S.Wieboldt
George L. Perry*
* Auction Preferred Stock Directors	Investment Adviser

Officers	The Dreyfus Corporation

President	Custodian

Stephen E. Canter	Mellon Bank, N.A.
Vice President
Mark N. Jacobs	Counsel

Executive Vice Presidents	Stroock & Stroock & Lavan LLP
Stephen R. Byers
Joseph P. Darcy	Transfer Agent,

Secretary	Dividend Disbursing Agent

Michael A. Rosenberg	and Registrar
Assistant Secretaries
Robert R. Mullery	Mellon Bank N.A. (Common Stock)
Steven F. Newman	Deutsche Bank Trust Company America
Jeff Prusnofsky	(Auction Preferred Stock)

Treasurer	Auction Agent
James Windels
Assistant Treasurers	Deutsche Bank Trust Company America
Gregory S. Gruber	(Auction Preferred Stock)
Kenneth J. Sandgren
Stock Exchange Listing

Portfolio Managers	AMEX Symbol: DMF
Joseph P. Darcy
A. Paul Disdier	Initial SEC Effective Date

Douglas J. Gaylor	10/21/88
Joseph A. Irace

The Net Asset Value appears in the following publications: Barron’s, Closed-End Bond Funds section under the heading “Municipal Bond Funds” every Monday;Wall Street Journal, Mutual Funds section under the heading “Closed-End Funds” every Monday; New York Times, Business section under the heading “Closed-End Bond Funds—National Municipal Bond Funds” every Sunday.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940,as amended,that the fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.

The Fund 25

For More Information

Dreyfus
Municipal Income, Inc.
200 Park Avenue
New York, NY 10166
Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
Transfer Agent &
Dividend Disbursing Agent
and Registrar
(Common Stock)
Mellon Bank, N.A.
85 Challenger Road
Ridgefield Park, NJ 07660

© 2004 Dreyfus Service Corporation 0424SA0304

Item 2.	Code of Ethics.
Not applicable.
Item 3.	Audit Committee Financial Expert.
Not applicable.
Item 4.	Principal Accountant Fees and Services.
Not applicable.
Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	[Reserved]
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Purchases of Equity Securities by Closed-End Management Investment Companies
and Affiliated Purchasers.
Not applicable.
Item 9.	Submission of Matters to a Vote of Security Holders.

The Fund has a Nominating Committee, which is responsible for selecting and nominating persons for election or appointment by the Fund’s Board as Board members. The Committee has adopted a Nominating Committee Charter (“Charter”). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Fund, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor West, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Fund and its shareholders. Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 10.

Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 11.

Exhibits.

(a)(1)	not applicable

(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
underthe Investment Company Act of 1940.

(a)(3)	Not applicable.

(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)

under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS MUNICIPAL INCOME, INC.

By:	/s/ Stephen E. Canter

Stephen E. Canter
President
Date:	May 27, 2004
Pursuantto the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of
1940,this Report has been signed below by the following persons on behalf of the Registrant and in the capacitiesand on the dates indicated.
By:	/s/ Stephen E. Canter

Stephen E. Canter
Chief Executive Officer
Date:	May 27, 2004
By:

James Windels
Chief Financial Officer
Date:	May 27, 2004

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)